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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 333-09101.

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
April 27, 1998